Exhibit 99.3

Alkermes plc

Unaudited Pro Forma Condensed Consolidated Financial Statements

On November 15, 2023, Alkermes plc (the “Company”) completed the previously announced separation (the “Separation”) of its oncology business into Mural Oncology plc (“Mural”), a new, independent, publicly-traded company whose ordinary shares will trade on the Nasdaq Global Market under the symbol “MURA”. The Separation was effected by means of a distribution of all the outstanding ordinary shares of Mural to the Company’s shareholders (the “Distribution”), in which each of the Company’s shareholders received one ordinary share, nominal value of $0.01 per share, of Mural for every ten ordinary shares, par value $0.01 per share, of the Company held by such shareholder at the close of business on November 6, 2023, the record date for the Distribution.

The following unaudited pro forma condensed consolidated financial statements are based on the Company’s historical consolidated financial statements and are presented to illustrate:

•
the estimated effects of the Separation;
•
in connection with the Separation, contribution of $275.0 million in cash from the Company and its subsidiaries to Mural;
•
upon the Separation, the release of a security deposit of $1.7 million related to a lease agreement associated with one of the Company’s leases for office and laboratory space that was assigned to Mural in connection with the Separation; and
•
for the twelve months subsequent to the Separation, estimated reimbursement of $2.6 million in expenses from Mural pursuant to a Transition Services Agreement executed in connection with the Separation between Mural and the Company.

The unaudited pro forma condensed consolidated statements of operations of the Company reflect the Company’s results of operations as if the Separation had occurred on January 1, 2020. The unaudited pro forma condensed consolidated balance sheet of the Company reflects the financial position as if the Separation had occurred on September 30, 2023. Beginning in the fourth quarter of 2023, the oncology business’ historical financial results for periods prior to the Separation will be reflected in the Company’s consolidated financial statements as discontinued operations.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with:

•
the audited consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-K for the year ended December 31, 2022; and
•
the unaudited condensed consolidated financial statements and accompanying notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in the Company’s Form 10-Q for the quarter ended September 30, 2023.

The “Alkermes as Reported” column in the unaudited pro forma condensed consolidated financial statements reflects the Company’s historical financial statements for the periods presented and does not reflect any adjustments related to the Separation and related events.

The information in the “Discontinued Operations” column in the unaudited pro forma condensed consolidated balance sheet was derived from the Company’s consolidated financial statements and the related accounting records as of September 30, 2023, adjusted to include certain assets and liabilities that were transferred to Mural pursuant to the Separation. The information in the “Discontinued Operations” columns in the unaudited pro forma condensed consolidated statements of operations was derived from the Company’s consolidated financial statements and the related accounting records for the years ended December 31, 2022, 2021 and 2020 and the nine-month period ended September 30, 2023, and reflects the results of Mural’s business, adjusted to include costs directly attributable to Mural and to exclude certain corporate overhead costs that were previously allocated to Mural. The pro forma adjustments also include transaction accounting adjustments that reflect the accounting for transactions in accordance with accounting principles generally accepted in the U.S. (commonly referred to as “GAAP”), including to reflect the cash contribution and the impact of the Separation on the Company’s valuation allowance.

The Company believes that the adjustments included within the “Discontinued Operations” column are consistent with the guidance for discontinued operations under GAAP. The Company’s current estimates on a discontinued operations basis are preliminary and could change as it finalizes discontinued operations accounting to be reported in the Company’s Annual Report on Form 10-K for the year ending December 31, 2023. The unaudited pro forma condensed consolidated financial data within the “Discontinued Operations” column does not purport to represent what Mural’s financial position and results of operations actually would have been had the Separation and the Distribution occurred on the dates indicated, or to project Mural’s financial performance for any future period following the Separation and the Distribution.

The unaudited pro forma financial information has been prepared by management in accordance with Article 11, Pro Forma Financial Information, under Regulation S-X of the Securities Exchange Act of 1934, as amended, and is for illustrative and informational purposes only. The pro forma financial information is based on various adjustments and assumptions and is not necessarily indicative of what the Company’s consolidated financial statements actually would have been had the Separation been completed as of the dates indicated or will be for any future periods. The pro forma condensed consolidated financial statements do not purport to project the future financial position or operating results of the Company following the completion of the Separation. The pro forma financial information does not include adjustments to reflect any potential synergies or dis-synergies that may result from the Separation.

Alkermes plc
Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of September 30, 2023
(In thousands)

	Alkermes As Reported	Discontinued Operations	Subtotal	Transaction Accounting Adjustments	Pro Forma
		(A) (C)		(B) (C)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$647,711	$—	$647,711	$(273,339)	$374,372
Receivables, net	337,697	—	337,697	—	337,697
Investments—short-term	241,439	—	241,439	—	241,439
Inventory	192,186	—	192,186	—	192,186
Contract assets	2,766	—	2,766	—	2,766
Prepaid expenses and other current assets	42,982	(2,344)	40,638	17,028	57,666
Total current assets	1,464,781	(2,344)	1,462,437	(256,311)	1,206,126
PROPERTY, PLANT AND EQUIPMENT, NET	327,517	(10,907)	316,610	—	316,610
INVESTMENTS—LONG-TERM	106,431	—	106,431	—	106,431
RIGHT-OF-USE ASSETS	103,170	(14,027)	89,143	—	89,143
INTANGIBLE ASSETS, NET	10,987	—	10,987	—	10,987
GOODWILL	92,873	(7,800)	85,073	—	85,073
DEFERRED TAX ASSETS	162,184	(1,449)	160,735	95,511	256,246
OTHER ASSETS	11,288	—	11,288	(1,661)	9,627
TOTAL ASSETS	$2,279,231	$(36,527)	$2,242,704	$(162,461)	$2,080,243
LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and accrued expenses	$243,263	$—	$243,263	$—	$243,263
Accrued sales discounts, allowances and reserves	238,467	—	238,467	—	238,467
Operating lease liabilities—short-term	15,058	(5,788)	9,270	—	9,270
Contract liabilities—short-term	3,319	—	3,319	—	3,319
Current portion of long-term debt	3,000	—	3,000	—	3,000
Total current liabilities	503,107	(5,788)	497,319	—	497,319
LONG-TERM DEBT	288,366	—	288,366	—	288,366
OPERATING LEASE LIABILITIES—LONG-TERM	78,552	(9,207)	69,345	—	69,345
OTHER LONG-TERM LIABILITIES	53,622	—	53,622	—	53,622
Total liabilities	923,648	(14,995)	908,653	—	908,653
SHAREHOLDERS’ EQUITY:
Preferred shares	—	—	—	—	—
Ordinary shares	1,722	—	1,722	—	1,722
Treasury shares	(186,942)	—	(186,942)	—	(186,942)
Additional paid-in capital	3,003,184	(20,083)	2,983,101	(275,000)	2,708,101
Accumulated other comprehensive loss	(6,074)	—	(6,074)	—	(6,074)
Accumulated deficit	(1,456,307)	(1,449)	(1,457,756)	112,539	(1,345,217)
Total shareholders’ equity	1,355,583	(21,532)	1,334,051	(162,461)	1,171,590
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$2,279,231	$(36,527)	$2,242,704	$(162,461)	$2,080,243

Alkermes plc
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Nine Months Ended September 30, 2023
(In thousands, except per share data)

	Alkermes As Reported	Discontinued Operations	Subtotal	Transaction Accounting Adjustments	Pro Forma
		(A) (D)		(D)
REVENUES:
Product sales, net	$678,026	$—	$678,026	$—	$678,026
Manufacturing and royalty revenues	607,888	—	607,888	—	607,888
Research and development revenue	16	—	16	—	16
Total revenues	1,285,930	—	1,285,930	—	1,285,930
EXPENSES:
Cost of goods manufactured and sold (exclusive of amortization of acquired intangible assets shown below)	182,944	(33)	182,911	—	182,911
Research and development	291,565	(94,692)	196,873	—	196,873
Selling, general and administrative	549,181	(29,219)	519,962	—	519,962
Amortization of acquired intangible assets	26,693	—	26,693	—	26,693
Total expenses	1,050,383	(123,944)	926,439	—	926,439
OPERATING INCOME	235,547	123,944	359,491	—	359,491
OTHER INCOME, NET:
Interest income	21,105	—	21,105	—	21,105
Interest expense	(16,978)	—	(16,978)	—	(16,978)
Other expense, net	(415)	—	(415)	—	(415)
Total other income, net	3,712	—	3,712	—	3,712
INCOME BEFORE INCOME TAXES	239,259	123,944	363,203	—	363,203
INCOME TAX BENEFIT	(3,719)	25,588	21,869	(112,752)	(90,883)
NET INCOME FROM CONTINUING OPERATIONS	$242,978	$98,356	$341,334	$112,752	$454,086

Earnings per share from continuing operations - basic	$1.46				$2.74
Earnings per share from continuing operations - diluted	$1.42				$2.66

Weighted-average number of ordinary shares used in computing earnings per share - basic	165,996				165,996
Weighted-average number of ordinary shares used in computing earnings per share - diluted	170,981				170,981

Alkermes plc
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2022
(In thousands, except per share data)

	Alkermes As Reported	Discontinued Operations	Subtotal	Transaction Accounting Adjustments	Pro Forma
		(A) (D)		(B)
REVENUES:
Product sales, net	$777,552	$—	$777,552	$—	$777,552
Manufacturing and royalty revenues	331,983	—	331,983	—	331,983
License revenue	2,000	—	2,000	—	2,000
Research and development revenue	260	—	260	—	260
Total revenues	1,111,795	—	1,111,795	—	1,111,795
EXPENSES:
Cost of goods manufactured and sold (exclusive of amortization of acquired intangible assets shown below)	218,108	(41)	218,067	—	218,067
Research and development	393,842	(121,140)	272,702	(2,293)	270,409
Selling, general and administrative	605,747	(14,996)	590,751	(258)	590,494
Amortization of acquired intangible assets	36,363	—	36,363	—	36,363
Total expenses	1,254,060	(136,177)	1,117,883	(2,551)	1,115,332
OPERATING LOSS	(142,265)	136,177	(6,088)	2,551	(3,537)
OTHER EXPENSE, NET:
Interest income	7,629	—	7,629	—	7,629
Interest expense	(13,040)	—	(13,040)	—	(13,040)
Change in the fair value of contingent consideration	(21,750)	—	(21,750)	—	(21,750)
Other income, net	2,122	—	2,122	—	2,122
Total other expense, net	(25,039)	—	(25,039)	—	(25,039)
LOSS BEFORE INCOME TAXES	(167,304)	136,177	(31,127)	2,551	(28,577)
INCOME TAX (BENEFIT) PROVISION	(9,037)	11,061	2,024	—	2,024
NET LOSS FROM CONTINUING OPERATIONS	$(158,267)	$125,116	$(33,151)	$2,551	$(30,601)

Loss per share from continuing operations - basic and diluted	$(0.97)				$(0.19)

Weighted-average number of ordinary shares used in computing loss per share - basic and diluted	163,741				163,741

Alkermes plc
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2021
(In thousands, except per share data)

	Alkermes As Reported	Discontinued Operations	Subtotal	Transaction Accounting Adjustments	Pro Forma
		(A) (D)
REVENUES:
Product sales, net	$627,424	$—	$627,424	$—	$627,424
Manufacturing and royalty revenues	541,807	—	541,807	—	541,807
License revenue	3,500	—	3,500	—	3,500
Research and development revenue	1,020	—	1,020	—	1,020
Total revenues	1,173,751	—	1,173,751	—	1,173,751
EXPENSES:
Cost of goods manufactured and sold (exclusive of amortization of acquired intangible assets shown below)	197,387	(64)	197,323	—	197,323
Research and development	406,526	(115,602)	290,924	—	290,924
Selling, general and administrative	560,977	(11,367)	549,610	—	549,610
Amortization of acquired intangible assets	38,148	—	38,148	—	38,148
Total expenses	1,203,037	(127,033)	1,076,004	—	1,076,004
OPERATING (LOSS) INCOME	(29,287)	127,033	97,746	—	97,746
OTHER EXPENSE, NET:
Interest income	2,408	—	2,408	—	2,408
Interest expense	(11,219)	—	(11,219)	—	(11,219)
Change in the fair value of contingent consideration	(1,427)	—	(1,427)	—	(1,427)
Other income, net	219	—	219	—	219
Total other expense, net	(10,019)	—	(10,019)	—	(10,019)
(LOSS) INCOME BEFORE INCOME TAXES	(39,306)	127,033	87,727	—	87,727
INCOME TAX PROVISION (BENEFIT)	8,863	2,463	11,326	—	11,326
NET (LOSS) INCOME FROM CONTINUING OPERATIONS	$(48,169)	$124,570	$76,401	$—	$76,401

(Loss) earnings per share from continuing operations - basic	$(0.30)				$0.47
(Loss) earnings per share from continuing operations - diluted	$(0.30)				$0.46

Weighted-average number of ordinary shares used in computing (loss) earnings per share - basic	160,942				160,942
Weighted-average number of ordinary shares used in computing (loss) earnings per share - diluted	160,942				164,753

Alkermes plc
Unaudited Pro Forma Condensed Consolidated Statement of Operations
Year Ended December 31, 2020
(In thousands, except per share data)

	Alkermes As Reported	Discontinued Operations	Subtotal	Transaction Accounting Adjustments	Pro Forma
		(A) (D)
REVENUES:
Product sales, net	$551,760	$—	$551,760	$—	$551,760
Manufacturing and royalty revenues	484,000	—	484,000	—	484,000
License revenue	1,050	—	1,050	—	1,050
Research and development revenue	1,946	—	1,946	—	1,946
Total revenues	1,038,756	—	1,038,756	—	1,038,756
EXPENSES:
Cost of goods manufactured and sold (exclusive of amortization of acquired intangible assets shown below)	178,316	(12)	178,304	—	178,304
Research and development	394,588	(104,666)	289,922	—	289,922
Selling, general and administrative	538,827	(10,916)	527,911	—	527,910
Amortization of acquired intangible assets	39,452	—	39,452	—	39,452
Total expenses	1,151,183	(115,594)	1,035,589	—	1,035,588
OPERATING (LOSS) INCOME	(112,427)	115,594	3,167	—	3,168
OTHER INCOME, NET:
Interest income	6,960	—	6,960	—	6,960
Interest expense	(8,659)	—	(8,659)	—	(8,659)
Change in the fair value of contingent consideration	3,945	—	3,945	—	3,945
Other income, net	13,644	—	13,644	—	13,644
Total other income, net	15,890	—	15,890	—	15,890
(LOSS) INCOME BEFORE INCOME TAXES	(96,537)	115,594	19,057	—	19,057
INCOME TAX PROVISION	14,324	3,776	18,100	—	18,100
NET (LOSS) INCOME FROM CONTINUING OPERATIONS	$(110,861)	$111,818	$957	$—	$958

(Loss) earnings per share from continuing operations - basic and diluted	$(0.70)				$0.01

Weighted-average number of ordinary shares used in computing (loss) earnings per share - basic	158,803				158,803
Weighted-average number of ordinary shares used in computing (loss) earnings per share - diluted	158,803				159,861

Alkermes plc

Notes to Unaudited Pro Forma Condensed Consolidated Financial Data

(A)
Reflects the discontinued operations of Mural, including the associated assets, liabilities, equity and results of operations, as well as (i) the preliminary estimated assigned goodwill to the discontinued operations based on the estimated relative fair values of the Company and Mural and (ii) the related transaction costs, primarily consisting of professional fees, that are directly related to the Separation.

(B)
Reflects the impact of the contribution of $275.0 million in cash from the Company and its subsidiaries to Mural in connection with the Separation, the release of a security deposit of $1.7 million related to a lease agreement associated with one of the Company’s leases for office and laboratory space that was assigned to Mural in connection with the Separation, and for the twelve months subsequent to the Separation, estimated reimbursement of $2.6 million in expenses from Mural pursuant to a Transition Services Agreement executed between Mural and the Company in connection with the Separation, all of which are directly related to the Separation.

(C)
Based on the assumption that the Separation took place on September 30, 2023, adjustments to the deferred tax assets as of September 30, 2023 represent the removal of net deferred tax assets relating to the oncology business and the release of approximately $129.3 million of the Company’s valuation allowance related to certain Irish tax loss carryforwards and other deferred tax assets due to the completion of the Separation and the Company’s higher profitability as described in footnote (D) below. The adjustment to prepaid expenses and other current assets relates to the recognition of the tax effects related to certain intercompany transactions (principally intercompany profit in inventory) that were eliminated in arriving at the Company’s consolidated income before tax but which would be recognized in connection with the Company’s release of its valuation allowance against certain Irish deferred tax assets.

(D)
Based on the assumption that the Separation took place on January 1, 2020, adjustments represent the income tax effect of the pro forma adjustments calculated using enacted statutory rates applicable at the legal entity in which the pro forma adjustments were made. The Company also re-evaluated its valuation allowance against deferred tax assets and concluded that it would have released approximately $129.3 million of its valuation allowance against certain Irish tax loss carryforwards and other deferred tax assets due to: (i) the impact of the Separation; (ii) the higher profitability of the Company through September 30, 2023 due to the May 2023 arbitration award which resulted in the resumption of royalties and payment of back royalties from Janssen Pharmaceutica N.V. related to sales of INVEGA SUSTENNA®, INVEGA TRINZA® and INVEGA HAFYERA®; and (iii) anticipated future profitability.

INVEGA HAFYERA®, INVEGA SUSTENNA® and INVEGA TRINZA® are registered trademarks of Johnson & Johnson or its affiliated companies.